UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2016

CAREY WATERMARK INVESTORS 2 INCORPORATED
(Exact name of registrant as specified in its charter)

000-55461	46-5765413
(Commission File Number)	(I.R.S. Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the registrant’s Form 8-K, as filed on January 28, 2016, to include the historical financial statements and pro forma financial information required by Items 9.01(a) and (b).

Item 9.01 — Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

On January 22, 2016, a wholly-owned subsidiary of Carey Watermark Investors 2 Incorporated, or CWI 2, completed the acquisition of 95.4% of the Seattle Marriott Bellevue hotel from WPPI Bellevue MFS, LLC, an unaffiliated third party. The remaining 4.6% interest is retained by the original owner. The 384-room hotel is located in Bellevue, Washington. The WPPI Bellevue MFS, LLC financial statements and independent auditor's report as of and for the nine months ended September 30, 2015 are attached as Exhibit 99.1 and are incorporated by reference herein.

(b) Pro forma financial information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

(c) N/A

(d) Exhibits

Exhibit No.	Description
99.1	Audited financial statements of the WPPI Bellevue MFS, LLC as of and for the nine months ended September 30, 2015

99.2	Unaudited pro forma condensed consolidated financial information of CWI 2 for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors 2 Incorporated
Date:	April 8, 2016
		By:	/s/ Noah K. Carter
Noah K. Carter
Controller and Principal Accounting Officer